UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2025

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 – Other Events

On August 21, 2025, Workday, Inc. (“Workday”) entered into a definitive agreement (the “Agreement”) by and among Workday, Paradox, Inc. (“Paradox”), and certain other parties thereto. Pursuant to the Agreement, Workday will, subject to the satisfaction of certain conditions and receipt of required regulatory approvals, acquire all of the outstanding capital stock of Paradox. A copy of the press release announcing the entering into of the Agreement is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains forward-looking statements related to Workday, Paradox, and the acquisition of Paradox by Workday. These forward-looking statements are based only on currently available information and Workday’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to risks, uncertainties, assumptions, and changes in circumstances that are difficult to predict and many of which are outside of our control. If the risks materialize, assumptions prove incorrect, or we experience unexpected changes in circumstances, actual results could differ materially from the results implied by these forward-looking statements, and therefore you should not rely on any forward-looking statements. Forward looking statements in this communication include, among other things, statements about the potential benefits and effects of the proposed transaction; Workday’s plans, objectives, expectations, and intentions with respect to Paradox’s business; and the anticipated timing of closing of the proposed transaction. Risks include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) failure to achieve the expected benefits of the transaction; (iii) Workday’s ability to implement its plans, objectives, and other expectations with respect to Paradox’s business and its ability to deliver an AI-powered talent acquisition suite to help customers more efficiently find, hire, and onboard workers and transform their hiring processes; (iv) negative effects of the announcement or the consummation of the transaction on Workday’s business operations, operating results, or share price; (v) unanticipated expenses related to the acquisition; and (vi) other risks and factors described in our filings with the Securities and Exchange Commission (“SEC”), including our most recent report on Form 10-Q or Form 10-K and other reports that we have filed and will file with the SEC from time to time, which could cause actual results to vary from expectations. Workday assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release entitled “Workday Signs Definitive Agreement to Acquire Paradox, the AI Company Redefining the Frontline Candidate Experience” dated August 21, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 21, 2025

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary